UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Filed Pursuant to Section 13 or 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2004

MERISTAR HOSPITALITY CORPORATION

(Exact name of registrant as specified in its charter)

MARYLAND	1-11903	72-2648842

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4501 N. Fairfax Drive
Arlington, VA 22203
(Address of principal executive offices)

Registrant’s telephone number, including area code: (703) 812-7200

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
UNDERWRITING AGREEMENT

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits:

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of April 23, 2004, by and between MeriStar Hospitality Corporation and Lehman Brothers Inc.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2004

MERISTAR HOSPITALITY CORPORATION

By:	/s/ Jerome J. Kraisinger

Jerome J. Kraisinger
Executive Vice President,
Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of April 23, 2004, by and between MeriStar Hospitality Corporation and Lehman Brothers Inc.